                                              UNITED STATES

                                    SECURITIES AND EXCHANGE COMMISSION

                                          Washington, D.C. 20549

                                                 FORM 8-K

                                              CURRENT REPORT

                                  Pursuant to Section 13 or 15(d) of the

                                     Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported) November 28, 2006

                                    Commission File Number of issuing
                                                 entity:
                                              333-131213-25

                                       RALI Series 2006-QS16 Trust
                        ________________________________________________________
                                      (Exact name of issuing entity)

                                        Commission File Number of
                                                depositor:
                                                333-131213

                                     Residential Accredit Loans, Inc.
                        ________________________________________________________
                           (Exact name of depositor as specified in its charter)

                                     Residential Funding Corporation
                        ________________________________________________________
                            (Exact name of sponsor as specified in its charter)

                     DELAWARE                                                           None
           _________________________________________________________________________________________
           (State or other jurisdiction                                           (I.R.S. employer
                 of incorporation)                                               identification no.)

                 c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
                          (Address of principal executive offices)    (Zip code)

                    Registrant's telephone number, including area code (952) 857-7000

                    _________________________________________________________________

                       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01.  Other Events.

         On November 29, 2006,  Residential Accredit Loans, Inc. (the "Registrant"),  as depositor for the
RALI  Series  2006-QS16  Trust  (the  "Trust"),   expects  to  issue  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series  2006-QS16,  including  the following  classes  offered  pursuant to a  Registration
Statement on Form S-3 (File No.  333-131213)  filed by the  Registrant  with the  Securities  and Exchange
Commission:  Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-5,  Class A-6,  Class A-7, Class A-8,
Class A-9, Class A-10,  Class A-11,  Class A-P, Class A-V, Class R-I, Class R-II, Class M-1, Class M-2 and
Class M-3 (the "Certificates").

         Copies of the  opinions of Orrick,  Herrington  & Sutcliffe  LLP with  respect to legality of the
Certificates  and with respect to certain federal tax matters,  together with related  consents of Orrick,
Herrington  &  Sutcliffe  LLP to the  incorporation  by  reference  of such  opinions  as  exhibits to the
Registration Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                                SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                                              as depositor for the Trust

                                                              By:          /s/Jeffrey Blaschko
                                                                  Name:    Jeffrey Blaschko
                                                                  Title:   Vice President

Dated:  November 28, 2006

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1)